SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              N/A
                                                 --------------------------
                              Heilig-Meyers Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                       1-8484                  54-0558861
----------------------------          -----------              -------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               file number)           Identification No.)


      12560 West Creek Parkway, Richmond, Virginia             23238
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code       (804) 784-7300
                                                   --------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events
---------------------

         On September 8, 1998, Heilig-Meyers Company (the "Company") issued a press release reporting August sales, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)      Exhibits
                  --------

                  The following exhibit is filed as a part of this report:

         Exhibit 99 - Press Release dated September 8, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY


Date: September 9, 1998                     By: /s/ Roy B. Goodman
                                               ---------------------------------
                                               Roy B. Goodman
                                               Senior Vice President,
                                               Principal Financial Officer

                                  Exhibit Index

Exhibit
No.               Description
---               -----------

99                Press Release dated September 8, 1998